UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2014

Andatee China Marine Fuel Services Corporation

(Exact name of registrant as specified in its charter)

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Delaware	001-34608	80-0445030
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

24/F Xiwang Tower, No. 136, Zhongshan Road, Zhongshan District, Dalian, P.R. of China

(Address of Principal Executive Office) (Zip Code)

011 (8621) 5015 2581

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On September 2, 2014, the Board of Directors (the “Board”) of Andatee China Marine Fuel Services Corporation (the “Company”) appointed Mr. Shao-Hua Chu to serve on the Board. The Board determined that Mr. Chu was an “independent” director as such term is defined under the Nasdaq Marketplace Rules and the federal securities laws. In addition, the Board appointed Mr. Chu to serve on each of the standing committee of the Board: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Mr. Chu currently holds the title of the Chairman of Chinese Petroleum Institute, Board Director of Taiwan Green Productivity Foundation and CTCI Foundation. Mr. Chu has over 40 years of management and operational experience in the petroleum industry. Until his retirement in 2012, he served as Chairman and President of the CPC Corporation, a state-owned petroleum, natural gas, and gasoline conglomerate in Taiwan. Mr. Chu started his career in petroleum industry in early 1970s with CPC Corporation and advanced to various senior level management positions. He graduated from the Chemical Engineering School in Taiwan Chung Yuan Christian University, and received a Master’s degree in Chemical Engineering/Petroleum Refining from Colorado School of Mines (Colorado, US).

There is no arrangement or understanding between Mr. Chu and any other persons pursuant to which he was appointed as discussed above. Nor are there any family relationships between Mr. Chu and any executive officers and directors. Further, there are no transactions involving the Company and such persons which transaction would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Following the foregoing appointments, the Board consists of 5 members: Wang Hao, Zhenyu Wu, Wen Jiang, Yudong Hou and Shao-Hua Chu, all but one of whom (Wang Hao) are “independent” Board members.

Item 8.01	Other Events

On September 4, 2014, the Company issued a press release. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated September 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Andatee China Marine Fuel Services Corporation

By:	/s/ Wang Hao
Wang Hao, Chief Executive Officer

Date: September 4, 2014